SHARE RESTRICTION AGREEMENT

THIS SHARE RESTRICTION AGREEMENT (the “Agreement”) is made effective as of the ____ day of ______, 2018, among SUMMIT HEALTHTECH, INC., a Nevada corporation (“Buyer”), THE CONTROL CENTER, INC., a California corporation, and (the “Company”), and DR. REEF KARIM (the “Shareholder”).

RECITALS

As of the date hereof, the Shareholder holds the Secondary Shares (defined below) of the Company.

The parties hereto believe that it is in the best interest of the Company to restrict the transferability of, and other rights in connection with, the Secondary Shares, as well as any voting rights associated with the Secondary Shares.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, the parties covenant and agree as follows:

1. Capitalized Terms. Capitalized terms not otherwise defined herein shall have the meanings set forth to them in that certain Share Purchase Agreement, dated the same date hereof, among the parties hereto (the “Purchase Agreement”).

2. Restrictions on Secondary Shares. Except as otherwise set forth in the Share Purchase Agreement (including without limitation Section 3.3(h) thereof), Shareholder shall not in any way Transfer any of the Secondary Shares. “Transfer” means any sale, transfer, assignment, pledge, mortgage, exchange, hypothecation, grant of a security interest or other direct or indirect disposition or encumbrance of an interest (including without limitation, any of the Secondary Shares), whether with or without consideration and whether voluntarily or involuntarily or by operation of law.

3. Automatic Transfer. The Shareholder agrees that immediately upon the occurrence of a Share Transfer Event), all of the Secondary Shares held by the Shareholder (or any heir, executor, administrator, personal representative, estate, testamentary beneficiary, donee, trustee in bankruptcy, successor or assignee of the Shareholder) shall be immediately deemed Transferred to the Buyer, without action by the Shareholder. Notwithstanding the foregoing, Shareholder shall execute and deliver any and all appropriate instruments of transfer (as determined by the Buyer in its sole discretion) to convey the Secondary Shares to Buyer.

4. No Voting. During the Share Restriction Period, the Shareholder, individually, his proxies and attorneys-in-fact, with full power of substitution and resubstitution,, hereby agrees to vote or act by written consent during the Share Restriction Period with respect to all Secondary Shares in accordance with the direction of Buyer’s Board of Directors with respect to any and all matters brought before the shareholders of the Company. This proxy and power of attorney is given to secure the performance of the duties of Shareholder under this Agreement and Section 3.3(h) of the Purchase Agreement. This proxy and power of attorney granted by Shareholder shall be irrevocable during the term of Share Restriction Period, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy with respect to the Secondary Shares. The proxy and power of attorney granted hereunder shall terminate upon the expiration of the Share Restriction Period and the full and valid transfer of the Secondary Shares in accordance with this Agreement. The proxy granted under this Agreement shall be stated by legend on each and every of Secondary Share certificates.

1

5. Equitable Relief. The Shareholder acknowledges that a breach of this Agreement would result in irreparable damage to the other parties hereto and third-party beneficiaries and each covenant and agreement is reasonably necessary to protect and preserve the interest of the other parties hereto and the third-party beneficiaries. Therefore, in addition to all the remedies provided at law or in equity, the Shareholder agrees and consents that the other parties and third-party beneficiaries hereto shall be entitled to a temporary restraining order and a permanent injunction (without bond) to prevent a breach or contemplated breach of any of the covenants or agreements of the Shareholder contained herein. The Shareholder hereby waives the claim or defense that an adequate remedy at law for such a breach exists.

6. Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given: (a) when delivered personally to the recipient, (b) when sent by electronic mail or facsimile, on the date of transmission to such recipient without notice of delivery failure, (c) one (1) Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid), or (d) four (4) Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and addressed to the intended recipient as set forth on the signature pages hereto. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

7. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic Laws of the State of Nevada without giving effect to any choice or conflict of Law provision or rule that would cause the application of the Laws of any jurisdiction other than the State of Nevada.

8. Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by Buyer, the Company, and the Shareholder. No waiver by any party of any provision of this Agreement or any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be valid unless the same shall be in writing and signed by the party making such waiver nor shall such waiver be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

9. Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

2

10. Waiver of Jury Trial. EACH OF THE PARTIES WAIVES THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OR RELATED TO THIS AGREEMENT OR ANY ANCILLARY AGREEMENT IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AFFILIATE OF ANY OTHER SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND ANY ANCILLARY AGREEMENTS.

11. Third-Party Beneiciaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and Joseph E. LoConti and his Affiliates, successors, heirs, and assigns, and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

12. Entire Agreement. This Agreement together with the Purchase Agreement and the documents referred to herein constitute the entire agreement among the parties and supersede any confidentiality or nondisclosure agreement among the parties or their Affiliates and any prior understandings, agreements, or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof.

[Remainder of page left blank.]

3

IN WITNESS WHEREOF, the parties have executed this SHARE RESTRICTION AGREEMENT as of the date first above written.

BUYER:	COMPANY:

SUMMIT HEALTHTECH, INC.	THE CONTROL CENTER, INC.
_______________________________	_______________________________
Name:__________________________	Name:__________________________
Title:___________________________	Title:___________________________

Address for Notice:	Address for Notice:

With a required copy to:	With a required copy to:

THE SHAREHOLDER:
_______________________________
Name: Dr. Reef Karim

Address for Notice:

With a required copy to:

4